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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 25, 2002
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                Date of report (Date of earliest event reported)


                             ACT Manufacturing, Inc.
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             (Exact name of Registrant as specified in its charter)


       Massachusetts                      0-25560                04-2777507
-------------------------------       ----------------       ------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                  2 Cabot Road
                          Hudson, Massachusetts 01749
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                    (Address of Principal Executive Offices)

                                 (978) 567-4000
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               Registrant's telephone number, including area code

                         Exhibit Index Located on Page 4



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Item 5.  Other Events.

     On March 25, 2002, ACT Manufacturing, Inc. (the "Company") submitted its Chapter 11 Monthly Consolidated Operating Report for the period commencing February 1, 2002 and ending February 28, 2002 (the "Monthly Report") to the United States Trustee serving in the Company's Chapter 11 reorganization proceeding, which is pending in the United States Bankruptcy Court in Worcester, Massachusetts. The Monthly Report contains certain financial and other information relating to the Company and its three subsidiaries that are joint debtors in the Company's bankruptcy proceeding, namely, ACT Manufacturing US Holdings, LLC, CMC Industries, Inc. and ACT Manufacturing Securities Corp. The Monthly Report does not contain information, financial or otherwise, relating to the Company's international operations in France, Ireland, the United Kingdom, Thailand or Mexico. The financial information contained in the Monthly Report has not been audited or reviewed by independent accountants, may not necessarily be prepared in accordance with generally accepted accounting principles, may be subject to future adjustment or reconciliation, and covers a period that is different from the time periods required to be covered in the Company's periodic reports filed pursuant to the Securities Exchange Act of 1934, as amended. The information set forth in the Monthly Report should not be viewed as indicative of the Company's overall financial condition or results of operations for the period presented, or the Company's operating results for future periods.

     The Monthly Report for the period ending February 28, 2002 is filed as
Exhibit 99.1 to this report and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The following financial statements and exhibits are filed as part of this report, where indicated:

     (a) Financial statements of the business acquired. Not applicable.

     (b) Pro forma financial information. Not applicable.

     (c) Exhibits.
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Exhibit No.   Description
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   99.1       Chapter 11 Monthly Consolidated Operating Report for the period ending February 28, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ACT Manufacturing, Inc.


Date: April 2, 2002                       By:   /s/ Joseph S. Driscoll
                                                ------------------------------
                                                Joseph S. Driscoll
                                                Executive Vice President and
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.   Description
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  99.1        Chapter 11 Monthly Consolidated Operating Report for the period ending February 28, 2002.